SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2005

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware

0-25581

06-1528493

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut 06854
(Address of principal office) (zip code)

Registrant’s telephone number, including area code

(203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On April 19, 2005, the Board of Directors of priceline.com Incorporated authorized the following annual compensation for service as the chairperson of priceline.com’s Board of Directors: an annual fee of $25,000 and an annual grant of 8,000 stock options, which stock options will vest over a three-year period.  The compensation is in addition to the compensation received for service as a director.  Ralph Bahna, the chairman of priceline.com’s Board of Directors, received a grant of 8,000 stock options on April 19, 2005 and will be paid an annual fee of $25,000, retroactive to January 1, 2005, for his service as Chairman of priceline.com’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Jeffery H. Boyd
Jeffery H. Boyd
President and Chief Executive Officer

Dated: April 21, 2005